                               SUBSIDIARIES OF
                           THE EARTHGRAINS COMPANY


NAME                                                  PLACE OF INCORPORATION
(DOING BUSINESS AS NAME[S])                           OR FORMATION

Earthgrains Baking Companies, Inc.                    Delaware

Earthgrains International Holdings, Inc.              Delaware

EGR Resources, Inc.                                   Delaware

Metz Holdings, Inc.                                   Delaware

EGR Benefits Management, Inc.                         Delaware

Earthgrains of West Virginia, L.L.C.                  Delaware
(Heiner's Bakery)

Cooper Smith, Inc.                                    Georgia
(Specialty Baking Company; Smith's Bakery;
Kern's Bakeries, American Bread Company;
Waldensian Bakeries)

EGR California Region Support Services, Inc.          California

EGR Texas General Partner, Inc.                       Delaware

EGR Texas Limited Partner, Inc.                       Delaware

EGR International, Inc.                               Delaware

Earthgrains Refrigerated Dough Products, L.P.         Texas

Bimbo, S.A.                                           Spain

EuroDough, S.A.S.                                     France

Earthgrains European Holdings, C.V.                   Holland

Catdes, S.A.                                          Spain

Pimad, S.A.                                           Spain

Bimbo-Produtos Alimentares Sociedade
Unipessoal, Limitada                                  Portugal

Supan, S.A.                                           Spain

Bimbo France, S.A.R.L.                                France

Bimbo-Martinez Comercial, S.L.                        Spain

EuroVita, S.A.S.                                      France

EuroRol, S.A.S.                                       France

                               SUBSIDIARIES OF
                           THE EARTHGRAINS COMPANY


NAME                                                  PLACE OF INCORPORATION
(DOING BUSINESS AS NAME[S])                           OR FORMATION

Euro Maintenance et Hygiene, S.A.R.L.                 France

EuroGourmet, S.A.R.L.                                 France

EuroRaulet, S.A.S.                                    France

Earthgrains European Investments, B.V.                Holland

Earthgrains Iberian Investments, S.L.                 Spain

Earthgrains Iberia Corporativa, S.L.                  Spain

Panaderias Unificadas Santaderinas, S.A.              Spain

Reposteria Martinez, S.A.                             Spain

Bolleria Gusten, S.L.                                 Spain

Recartran, S.L.                                       Spain

Seleccion Reposteria, S.L.                            Spain

Reposteria Martinez Canarias, S.L.                    Spain

Patisserie Martinez, S.A.R.L.                         France

Marticake de Portugal Produtos de Pasteleria e
Confeitaria, S.A.                                     Portugal

Metz Baking Company                                   Iowa

Grocers Baking Company
(Oven Fresh)                                          Michigan

Metz Baking Company                                   Delaware

The Clear Lake Bakery, Inc.                           Delaware

Blue Bird Products, Inc.                              Michigan

Pacific Coast Baking Company, Inc.
(INACTIVE)                                            Delaware

Belsea Holdings, Inc.
(INACTIVE)                                            Delaware

OFBC Holdings, Inc.
(INACTIVE)                                            Washington



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

                               SUBSIDIARIES OF
                           THE EARTHGRAINS COMPANY


NAME                                                  PLACE OF INCORPORATION
(DOING BUSINESS AS NAME[S])                           OR FORMATION

GSFBC Holdings, Inc.
(INACTIVE)                                            Washington

SEM Holdings, Inc.
(INACTIVE)                                            Washington

LANG Holdings, Inc.
(INACTIVE)                                            Washington

GBC Holdings, Inc.
(INACTIVE)                                            Washington




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